UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-07396

Western Asset Managed High Income Fund Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, New York 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888)777-0102

Date of fiscal year end: February 29

Date of reporting period: November 30, 2015

ITEM 1.	SCHEDULE OF INVESTMENTS.

WESTERN ASSET MANAGED HIGH INCOME FUND INC.

FORM N-Q

NOVEMBER 30, 2015

WESTERN ASSET MANAGED HIGH INCOME FUND INC.

Schedule of investments (unaudited)	November 30, 2015

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
CORPORATE BONDS & NOTES - 86.2%
CONSUMER DISCRETIONARY - 14.4%
Automobiles - 0.3%
Chrysler Group LLC/CG Co.-Issuer Inc., Secured Notes	8.250%	6/15/21	690,000		$744,545

Diversified Consumer Services - 0.5%
Service Corp. International, Senior Notes	7.500%	4/1/27	695,000		813,150
StoneMor Partners LP/Cornerstone Family Services of WV, Senior Bonds	7.875%	6/1/21	500,000		518,750

Total Diversified Consumer Services					1,331,900

Hotels, Restaurants & Leisure - 3.0%
Bossier Casino Venture Holdco Inc., Senior Secured Bonds	14.000%	2/9/18	682,577		622,851	(a)(b)(c)(d)
Carrols Restaurant Group Inc., Secured Notes	8.000%	5/1/22	540,000		577,125
CCM Merger Inc., Senior Notes	9.125%	5/1/19	930,000		981,150	(a)
CEC Entertainment Inc., Senior Notes	8.000%	2/15/22	1,140,000		1,100,100
Downstream Development Authority of the Quapaw Tribe of Oklahoma, Senior Secured Notes	10.500%	7/1/19	720,000		752,400	(a)
Fontainebleau Las Vegas Holdings LLC, Senior Secured Notes	10.250%	6/15/15	270,000		34	*(a)(e)
Greektown Holdings LLC/Greektown Mothership Corp., Senior Secured Notes	8.875%	3/15/19	650,000		671,125	(a)
Landry’s Holdings II Inc., Senior Notes	10.250%	1/1/18	400,000		408,500	(a)
Landry’s Inc., Senior Notes	9.375%	5/1/20	1,976,000		2,106,910	(a)

Total Hotels, Restaurants & Leisure					7,220,195

Household Durables - 1.7%
Century Intermediate Holding Co. 2, Senior Notes	9.750%	2/15/19	1,090,000		1,126,787	(a)(b)
Shea Homes LP/Shea Homes Funding Corp., Senior Notes	6.125%	4/1/25	900,000		933,750	(a)
William Lyon Homes Inc., Senior Notes	8.500%	11/15/20	830,000		888,100
William Lyon Homes Inc., Senior Notes	7.000%	8/15/22	170,000		173,825
Woodside Homes Co., LLC/Woodside Homes Finance Inc., Senior Notes	6.750%	12/15/21	1,090,000		967,375	(a)

Total Household Durables					4,089,837

Media - 6.8%
AMC Entertainment Inc., Senior Subordinated Notes	5.750%	6/15/25	560,000		565,600
CCO Safari II LLC, Senior Secured Notes	4.908%	7/23/25	1,060,000		1,077,749	(a)
CCO Safari II LLC, Senior Secured Notes	6.484%	10/23/45	430,000		448,418	(a)
DISH DBS Corp., Senior Notes	7.875%	9/1/19	580,000		626,400
DISH DBS Corp., Senior Notes	6.750%	6/1/21	1,110,000		1,119,713
DISH DBS Corp., Senior Notes	5.875%	7/15/22	1,710,000		1,592,437
Gibson Brands Inc., Senior Secured Notes	8.875%	8/1/18	750,000		641,250	(a)
iHeartCommunications Inc., Senior Notes	14.000%	2/1/21	1,000,000		257,500	(b)
New Cotai LLC/New Cotai Capital Corp., Senior Secured Notes	10.625%	5/1/19	978,225		819,263	(a)(b)
Numericable-SFR SAS, Senior Secured Bonds	6.000%	5/15/22	1,390,000		1,376,100	(a)
Numericable-SFR SAS, Senior Secured Bonds	6.250%	5/15/24	1,360,000		1,343,000	(a)
Time Warner Cable Inc., Senior Notes	8.750%	2/14/19	821,000		960,250
Time Warner Cable Inc., Senior Notes	8.250%	4/1/19	361,000		418,211
Tribune Media Co., Senior Notes	5.875%	7/15/22	410,000		411,025	(a)
Univision Communications Inc., Senior Notes	8.500%	5/15/21	780,000		814,125	(a)
Univision Communications Inc., Senior Secured Notes	6.750%	9/15/22	81,000		84,240	(a)
UPC Holding BV, Junior Secured Subordinated Notes	6.375%	9/15/22	1,200,000	EUR	1,357,199	(a)
Virgin Media Finance PLC, Senior Notes	6.375%	4/15/23	1,510,000		1,549,637	(a)
Virgin Media Finance PLC, Senior Notes	6.000%	10/15/24	1,030,000		1,028,713	(a)
Virgin Media Finance PLC, Senior Notes	5.750%	1/15/25	200,000		195,000	(a)

Total Media					16,685,830

See Notes to Schedule of Investments.

WESTERN ASSET MANAGED HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)	November 30, 2015

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Multiline Retail - 0.3%
Neiman Marcus Group LLC, Senior Secured Notes	7.125%	6/1/28	185,000	$178,988
Neiman Marcus Group Ltd. LLC, Senior Notes	8.000%	10/15/21	500,000	448,750	(a)

Total Multiline Retail				627,738

Specialty Retail - 1.7%
American Greetings Corp., Senior Notes	7.375%	12/1/21	700,000	735,000
Guitar Center Inc., Senior Secured Bonds	6.500%	4/15/19	1,920,000	1,756,800	(a)
Hot Topic Inc., Senior Secured Notes	9.250%	6/15/21	440,000	388,300	(a)
L Brands Inc., Senior Notes	6.875%	11/1/35	710,000	730,412	(a)
Sally Holdings LLC/Sally Capital Inc., Senior Notes	5.625%	12/1/25	650,000	662,188

Total Specialty Retail				4,272,700

Textiles, Apparel & Luxury Goods - 0.1%
Empire Today LLC/Empire Today Finance Corp., Senior Secured Notes	11.375%	2/1/17	200,000	192,000	(a)

TOTAL CONSUMER DISCRETIONARY				35,164,745

CONSUMER STAPLES - 4.0%
Beverages - 0.6%
Carolina Beverage Group LLC/Carolina Beverage Group Finance Inc., Secured Notes	10.625%	8/1/18	740,000	747,400	(a)
DS Services of America Inc., Secured Notes	10.000%	9/1/21	670,000	763,800	(a)

Total Beverages				1,511,200

Food & Staples Retailing - 0.6%
Beverages & More Inc., Senior Secured Notes	10.000%	11/15/18	880,000	843,700	(a)
Dollar Tree Inc., Senior Notes	5.750%	3/1/23	650,000	677,625	(a)

Total Food & Staples Retailing				1,521,325

Food Products - 1.4%
Dole Food Co. Inc., Senior Secured Notes	7.250%	5/1/19	700,000	701,750	(a)
Hearthside Group Holdings LLC/Hearthside Finance Co., Senior Notes	6.500%	5/1/22	570,000	541,500	(a)
Pilgrim’s Pride Corp., Senior Notes	5.750%	3/15/25	890,000	878,875	(a)
Simmons Foods Inc., Secured Notes	7.875%	10/1/21	1,430,000	1,312,025	(a)

Total Food Products				3,434,150

Household Products - 1.0%
Central Garden & Pet Co., Senior Notes	6.125%	11/15/23	380,000	386,650
Kronos Acquisition Holdings Inc., Senior Notes	9.000%	8/15/23	210,000	197,925	(a)
Spectrum Brands Inc., Senior Notes	6.625%	11/15/22	360,000	386,100
Spectrum Brands Inc., Senior Notes	6.125%	12/15/24	210,000	219,975	(a)
Spectrum Brands Inc., Senior Notes	5.750%	7/15/25	800,000	829,000	(a)
Sun Products Corp., Senior Notes	7.750%	3/15/21	420,000	377,737	(a)

Total Household Products				2,397,387

Tobacco - 0.4%
Alliance One International Inc., Secured Notes	9.875%	7/15/21	1,290,000	1,046,513

TOTAL CONSUMER STAPLES				9,910,575

ENERGY - 12.1%
Energy Equipment & Services - 1.2%
Atwood Oceanics Inc., Senior Notes	6.500%	2/1/20	560,000	425,600
CGG, Senior Notes	6.500%	6/1/21	550,000	301,125
CGG, Senior Notes	6.875%	1/15/22	370,000	204,425
Parker Drilling Co., Senior Notes	7.500%	8/1/20	920,000	731,400
SESI LLC, Senior Notes	7.125%	12/15/21	790,000	750,500
Sierra Hamilton LLC/Sierra Hamilton Finance Inc., Senior Secured Notes	12.250%	12/15/18	760,000	524,400	(a)

Total Energy Equipment & Services				2,937,450

See Notes to Schedule of Investments.

WESTERN ASSET MANAGED HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)	November 30, 2015

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Oil, Gas & Consumable Fuels - 10.9%
Approach Resources Inc., Senior Notes	7.000%	6/15/21	590,000	$315,650
Arch Coal Inc., Senior Notes	7.250%	6/15/21	1,010,000	23,988
Berry Petroleum Co., Senior Notes	6.750%	11/1/20	430,000	180,600
Berry Petroleum Co., Senior Notes	6.375%	9/15/22	970,000	392,850
California Resources Corp., Senior Notes	5.000%	1/15/20	400,000	257,000
California Resources Corp., Senior Notes	5.500%	9/15/21	2,280,000	1,379,400
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	7.625%	1/15/22	590,000	560,500
Carrizo Oil & Gas Inc., Senior Notes	7.500%	9/15/20	520,000	512,200
Chesapeake Energy Corp., Senior Notes	6.875%	11/15/20	1,840,000	864,800
Chesapeake Energy Corp., Senior Notes	5.375%	6/15/21	560,000	247,800
Comstock Resources Inc., Senior Notes	9.500%	6/15/20	720,000	151,200
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., Senior Notes	6.125%	3/1/22	850,000	731,000
Endeavor Energy Resources LP/EER Finance Inc., Senior Notes	8.125%	9/15/23	330,000	329,175	(a)
Enterprise Products Operating LLC, Junior Subordinated Notes	8.375%	8/1/66	470,000	461,775	(f)
EP Energy LLC/Everest Acquisition Finance Inc., Senior Notes	9.375%	5/1/20	790,000	675,450
EV Energy Partners LP/EV Energy Finance Corp., Senior Notes	8.000%	4/15/19	200,000	131,000
Freeport-McMoran Oil & Gas LLC/FCX Oil & Gas Inc., Senior Notes	6.750%	2/1/22	91,000	73,938
Genesis Energy LP/Genesis Energy Finance Corp., Senior Notes	6.750%	8/1/22	470,000	439,450
Globe Luxembourg SCA, Senior Secured Notes	9.625%	5/1/18	2,190,000	1,820,437	(a)
Halcon Resources Corp., Secured Notes	8.625%	2/1/20	680,000	538,050	(a)
Halcon Resources Corp., Senior Notes	9.750%	7/15/20	2,500,000	800,000
Halcon Resources Corp., Senior Notes	8.875%	5/15/21	1,040,000	322,400
Kinder Morgan Inc., Medium-Term Notes	7.800%	8/1/31	680,000	663,360
Linn Energy LLC/Linn Energy Finance Corp., Senior Notes	6.250%	11/1/19	740,000	180,375
Lonestar Resources America Inc., Senior Notes	8.750%	4/15/19	300,000	196,500	(a)
Magnum Hunter Resources Corp., Senior Notes	9.750%	5/15/20	2,360,000	938,100	*(g)
MEG Energy Corp., Senior Notes	6.375%	1/30/23	170,000	141,950	(a)
MEG Energy Corp., Senior Notes	7.000%	3/31/24	1,510,000	1,287,275	(a)
Milagro Oil & Gas Inc., Secured Notes	10.500%	5/15/16	920,000	289,800	*(c)(g)
Murray Energy Corp., Senior Secured Notes	11.250%	4/15/21	2,550,000	592,875	(a)
Natural Resource Partners LP/Natural Resource Partners Finance Corp., Senior Notes	9.125%	10/1/18	850,000	582,250
Oasis Petroleum Inc., Senior Notes	6.500%	11/1/21	280,000	239,400
Oasis Petroleum Inc., Senior Notes	6.875%	3/15/22	840,000	724,500
Petrobras Global Finance BV, Senior Notes	6.750%	1/27/41	1,270,000	876,300
Quicksilver Resources Inc., Senior Notes	11.000%	7/1/21	510,000	31,875	*(g)
Rice Energy Inc., Senior Notes	7.250%	5/1/23	790,000	691,250	(a)
RSP Permian Inc., Senior Notes	6.625%	10/1/22	1,490,000	1,488,137
Samson Investment Co., Senior Notes	9.750%	2/15/20	780,000	3,900	*(g)
Sanchez Energy Corp., Senior Notes	6.125%	1/15/23	2,820,000	1,952,850
Shelf Drilling Holdings Ltd., Senior Secured Notes	8.625%	11/1/18	510,000	383,138	(a)
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	6.625%	10/1/20	280,000	280,700	(a)
Tennessee Gas Pipeline Co., LLC, Senior Notes	8.000%	2/1/16	645,000	651,854
Tennessee Gas Pipeline Co., LLC, Senior Notes	8.375%	6/15/32	1,960,000	2,000,454
Whiting Canadian Holding Co. ULC, Senior Notes	8.125%	12/1/19	760,000	793,444
WPX Energy Inc., Senior Notes	7.500%	8/1/20	60,000	56,850
WPX Energy Inc., Senior Notes	8.250%	8/1/23	410,000	384,375

Total Oil, Gas & Consumable Fuels				26,640,175

TOTAL ENERGY				29,577,625

See Notes to Schedule of Investments.

WESTERN ASSET MANAGED HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)	November 30, 2015

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
FINANCIALS - 13.2%
Banks - 5.6%
Bank of America Corp., Junior Subordinated Notes	6.500%	10/23/24	440,000		$465,300	(f)(h)
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	1,060,000		1,391,000	(a)
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	1,000,000		1,131,875
Barclays PLC, Junior Subordinated Bonds	8.250%	12/15/18	230,000		246,723	(f)(h)
BNP Paribas SA, Junior Subordinated Notes	7.375%	8/19/25	1,390,000		1,429,962	(a)(f)(h)
Citigroup Inc., Junior Subordinated Bonds	6.300%	5/15/24	620,000		610,700	(f)(h)
Citigroup Inc., Junior Subordinated Bonds	5.950%	5/15/25	150,000		143,985	(f)(h)
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA of Netherlands, Junior Subordinated Notes	11.000%	6/30/19	170,000		211,438	(a)(f)(h)
Credit Agricole SA, Junior Subordinated Notes	8.375%	10/13/19	880,000		998,800	(a)(f)(h)
Credit Agricole SA, Junior Subordinated Notes	7.875%	1/23/24	400,000		410,684	(a)(f)(h)
HSBC Holdings PLC, Junior Subordinated Bonds	6.375%	9/17/24	430,000		425,721	(f)(h)
HSBC Holdings PLC, Junior Subordinated Bonds	6.375%	3/30/25	590,000		591,776	(f)(h)
JPMorgan Chase & Co., Junior Subordinated Bonds	6.000%	8/1/23	350,000		352,177	(f)(h)
JPMorgan Chase & Co., Junior Subordinated Notes	6.100%	10/1/24	370,000		376,198	(f)(h)
M&T Bank Corp., Junior Subordinated Bonds	6.875%	6/15/16	980,000		982,450	(h)
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/31	670,000		837,500	(f)(h)
Royal Bank of Scotland Group PLC, Subordinated Notes	6.100%	6/10/23	730,000		795,498
Royal Bank of Scotland NV, Subordinated Bonds	7.750%	5/15/23	230,000		265,715
Royal Bank of Scotland PLC, Subordinated Notes	13.125%	3/19/22	1,350,000	AUD	1,083,284	(f)(i)
Santander Issuances SAU, Notes	5.911%	6/20/16	600,000		612,586	(a)
Wells Fargo & Co., Junior Subordinated Bonds	5.875%	6/15/25	310,000		327,050	(f)(h)

Total Banks					13,690,422

Capital Markets - 1.4%
Credit Suisse Group AG, Junior Subordinated Notes	6.250%	12/18/24	950,000		949,098	(a)(f)(h)
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	670,000		805,567
Goldman Sachs Group Inc., Subordinated Notes	5.150%	5/22/45	710,000		708,426
Pershing Square Holdings Ltd., Senior Notes	5.500%	7/15/22	1,000,000		961,752	(a)

Total Capital Markets					3,424,843

Consumer Finance - 0.9%
Ally Financial Inc., Senior Notes	8.000%	3/15/20	611,000		711,021
Navient Corp., Medium-Term Notes, Senior Notes	8.450%	6/15/18	620,000		652,240
Navient Corp., Medium-Term Notes, Senior Notes	8.000%	3/25/20	610,000		620,675
TMX Finance LLC/TitleMax Finance Corp., Senior Secured Notes	8.500%	9/15/18	390,000		302,250	(a)

Total Consumer Finance					2,286,186

Diversified Financial Services - 2.8%
Argos Merger Sub Inc., Senior Notes	7.125%	3/15/23	1,370,000		1,383,700	(a)
International Lease Finance Corp., Senior Notes	8.875%	9/1/17	2,520,000		2,765,700
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	1,815,000		2,164,387
ZFS Finance USA Trust II, Bonds	6.450%	12/15/65	500,000		508,750	(a)(f)

Total Diversified Financial Services					6,822,537

Insurance - 0.8%
Fidelity & Guaranty Life Holdings Inc., Senior Notes	6.375%	4/1/21	460,000		480,700	(a)
Genworth Holdings Inc., Senior Notes	4.900%	8/15/23	510,000		382,500
Liberty Mutual Group Inc., Junior Subordinated Bonds	7.800%	3/15/37	490,000		574,525	(a)
MetLife Capital Trust IV, Junior Subordinated Notes	7.875%	12/15/37	360,000		450,000	(a)

Total Insurance					1,887,725

See Notes to Schedule of Investments.

WESTERN ASSET MANAGED HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)	November 30, 2015

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Real Estate Investment Trusts (REITs) - 0.2%
Communications Sales & Leasing Inc., Senior Secured Notes	6.000%	4/15/23	480,000	$454,800	(a)

Real Estate Management & Development - 1.5%
Caesars Entertainment Resort Properties LLC, Secured Notes	11.000%	10/1/21	440,000	405,900
Caesars Entertainment Resort Properties LLC, Senior Secured Notes	8.000%	10/1/20	1,240,000	1,209,000
Greystar Real Estate Partners LLC, Senior Secured Notes	8.250%	12/1/22	880,000	930,600	(a)
Howard Hughes Corp., Senior Notes	6.875%	10/1/21	1,160,000	1,191,900	(a)

Total Real Estate Management & Development				3,737,400

TOTAL FINANCIALS				32,303,913

HEALTH CARE - 6.8%
Biotechnology - 0.1%
AMAG Pharmaceuticals Inc., Senior Notes	7.875%	9/1/23	440,000	368,500	(a)

Health Care Equipment & Supplies - 1.0%
ConvaTec Finance International SA, Senior Notes	8.250%	1/15/19	1,260,000	1,235,594	(a)(b)
DJO Finance LLC/DJO Finance Corp., Secured Notes	10.750%	4/15/20	170,000	159,800	(a)
DJO Finco Inc./DJO Finance LLC/DJO Finance Corp., Secured Notes	8.125%	6/15/21	510,000	460,275	(a)
Greatbatch Ltd., Senior Notes	9.125%	11/1/23	520,000	521,300	(a)

Total Health Care Equipment & Supplies				2,376,969

Health Care Providers & Services - 3.8%
BioScrip Inc., Senior Notes	8.875%	2/15/21	410,000	327,488
CHS/Community Health Systems Inc., Senior Notes	8.000%	11/15/19	1,310,000	1,332,925
HCA Inc., Debentures	7.500%	11/15/95	2,345,000	2,298,100
HCA Inc., Notes	7.690%	6/15/25	490,000	541,450
IASIS Healthcare LLC/IASIS Capital Corp., Senior Notes	8.375%	5/15/19	1,410,000	1,332,450
Tenet Healthcare Corp., Senior Notes	8.125%	4/1/22	1,660,000	1,663,112
Tenet Healthcare Corp., Senior Secured Notes	6.000%	10/1/20	720,000	768,600
Universal Hospital Services Inc., Secured Notes	7.625%	8/15/20	1,180,000	1,109,200

Total Health Care Providers & Services				9,373,325

Pharmaceuticals - 1.9%
DPx Holdings BV, Senior Notes	7.500%	2/1/22	550,000	557,562	(a)
JLL/Delta Dutch Pledgeco BV, Senior Notes	8.750%	5/1/20	1,420,000	1,421,775	(a)(b)
Mallinckrodt International Finance SA, Senior Notes	5.750%	8/1/22	650,000	578,500	(a)
Valeant Pharmaceuticals International, Senior Notes	6.375%	10/15/20	330,000	304,013	(a)
Valeant Pharmaceuticals International, Senior Notes	7.250%	7/15/22	600,000	546,000	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	6.750%	8/15/18	200,000	196,000	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	5.375%	3/15/20	320,000	288,000	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	7.500%	7/15/21	700,000	665,056	(a)

Total Pharmaceuticals				4,556,906

TOTAL HEALTH CARE				16,675,700

See Notes to Schedule of Investments.

WESTERN ASSET MANAGED HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)	November 30, 2015

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
INDUSTRIALS - 11.7%
Aerospace & Defense - 1.0%
Aerojet Rocketdyne Holdings Inc., Secured Notes	7.125%	3/15/21	410,000		$428,962
Bombardier Inc., Senior Notes	7.500%	3/15/18	350,000		350,000	(a)
Bombardier Inc., Senior Notes	4.750%	4/15/19	70,000		61,250	(a)
CBC Ammo LLC/CBC FinCo Inc., Senior Notes	7.250%	11/15/21	1,270,000		1,117,600	(a)
LMI Aerospace Inc., Secured Notes	7.375%	7/15/19	390,000		384,150

Total Aerospace & Defense					2,341,962

Air Freight & Logistics - 0.8%
Air Medical Merger Sub Corp., Senior Notes	6.375%	5/15/23	540,000		486,675	(a)
XPO Logistics Inc., Senior Notes	7.875%	9/1/19	960,000		976,800	(a)
XPO Logistics Inc., Senior Notes	5.750%	6/15/21	110,000	EUR	111,964	(a)
XPO Logistics Inc., Senior Notes	6.500%	6/15/22	460,000		424,925	(a)

Total Air Freight & Logistics					2,000,364

Airlines - 0.5%
Air Canada, Pass-Through Trust, Secured Notes	6.625%	5/15/18	310,000		316,975	(a)
American Airlines, Pass-Through Trust, Secured Notes	7.000%	1/31/18	288,651		304,887	(a)
Continental Airlines Inc., Pass-Through Certificates, Secured Bonds	7.373%	12/15/15	63,822		63,819
Continental Airlines Inc., Pass-Through Certificates, Secured Notes	9.250%	5/10/17	43,020		46,086
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	6.375%	1/2/16	80,000		80,400	(a)
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	219,498		246,112
Delta Air Lines Inc., Pass-Through Certificates, Subordinated Secured Notes	9.750%	12/17/16	157,846		168,303

Total Airlines					1,226,582

Building Products - 0.3%
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Notes	6.875%	2/15/21	790,000		730,750	(a)

Commercial Services & Supplies - 1.8%
Garda World Security Corp., Senior Notes	7.250%	11/15/21	440,000		393,800	(a)
Monitronics International Inc., Senior Notes	9.125%	4/1/20	1,790,000		1,351,450
United Rentals North America Inc., Senior Notes	8.250%	2/1/21	203,000		213,911
United Rentals North America Inc., Senior Notes	7.625%	4/15/22	1,416,000		1,529,280
West Corp., Senior Notes	5.375%	7/15/22	1,130,000		1,029,713	(a)

Total Commercial Services & Supplies					4,518,154

Construction & Engineering - 1.4%
Ausdrill Finance Pty Ltd., Senior Notes	6.875%	11/1/19	670,000		489,100	(a)
Brundage-Bone Concrete Pumping Inc., Senior Secured Notes	10.375%	9/1/21	680,000		693,600	(a)
Michael Baker Holdings LLC/Michael Baker Finance Corp., Senior Notes	9.625%	4/15/19	901,387		676,040	(a)(b)
Michael Baker International LLC/CDL Acquisition Co. Inc., Senior Secured Notes	8.250%	10/15/18	1,020,000		935,850	(a)
Modular Space Corp., Secured Notes	10.250%	1/31/19	820,000		397,700	(a)
Odebrecht Finance Ltd., Senior Notes	5.250%	6/27/29	350,000		203,000	(a)

Total Construction & Engineering					3,395,290

Electrical Equipment - 0.6%
Interface Grand Master Holdings Inc., Senior Notes	17.000%	8/15/19	460,971		456,361	(b)(d)
International Wire Group Holdings Inc., Senior Secured Notes	8.500%	10/15/17	560,000		583,800	(a)
NES Rentals Holdings Inc., Senior Secured Notes	7.875%	5/1/18	510,000		494,700	(a)

Total Electrical Equipment					1,534,861

See Notes to Schedule of Investments.

WESTERN ASSET MANAGED HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)	November 30, 2015

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Machinery - 1.5%
CTP Transportation Products LLC/CTP Finance Inc., Senior Secured Notes	8.250%	12/15/19	340,000		$360,400	(a)
DH Services Luxembourg Sarl, Senior Notes	7.750%	12/15/20	1,540,000		1,597,750	(a)
Global Brass and Copper Inc., Senior Secured Notes	9.500%	6/1/19	690,000		738,300
SIG Combibloc Holdings SCA, Senior Bonds	7.750%	2/15/23	310,000	EUR	348,568	(a)
SPL Logistics Escrow LLC/SPL Logistics Finance Corp., Senior Secured Notes	8.875%	8/1/20	490,000		509,600	(a)

Total Machinery					3,554,618

Marine - 0.6%
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.125%	11/15/21	1,180,000		1,107,725	(a)
Ultrapetrol Bahamas Ltd., Senior Secured Notes	8.875%	6/15/21	670,000		368,500

Total Marine					1,476,225

Road & Rail - 1.5%
Flexi-Van Leasing Inc., Senior Notes	7.875%	8/15/18	700,000		714,000	(a)
Florida East Coast Holdings Corp., Senior Notes	9.750%	5/1/20	140,000		122,500	(a)
Florida East Coast Holdings Corp., Senior Secured Notes	6.750%	5/1/19	1,860,000		1,827,450	(a)
Jack Cooper Holdings Corp., Senior Secured Notes	10.250%	6/1/20	1,160,000		1,026,600	(a)

Total Road & Rail					3,690,550

Trading Companies & Distributors - 0.7%
Ashtead Capital Inc., Senior Secured Notes	6.500%	7/15/22	790,000		829,500	(a)
H&E Equipment Services Inc., Senior Notes	7.000%	9/1/22	880,000		886,600

Total Trading Companies & Distributors					1,716,100

Transportation - 0.8%
Hapag-Lloyd AG, Senior Notes	9.750%	10/15/17	900,000		936,000	(a)
Neovia Logistics Intermediate Holdings LLC/Logistics Intermediate Finance Corp., Senior Notes	10.000%	2/15/18	1,080,000		1,063,800	(a)(b)

Total Transportation					1,999,800

Transportation Infrastructure - 0.2%
Aguila 3 SA, Senior Secured Notes	7.875%	1/31/18	480,000		493,800	(a)

TOTAL INDUSTRIALS					28,679,056

INFORMATION TECHNOLOGY - 2.7%
Communications Equipment - 0.5%
CommScope Technologies Finance LLC, Senior Notes	6.000%	6/15/25	690,000		662,400	(a)
QUALCOMM Inc., Senior Subordinated Notes	4.800%	5/20/45	630,000		524,725

Total Communications Equipment					1,187,125

Electronic Equipment, Instruments & Components - 0.3%
Interface Security Systems Holdings Inc./Interface Security Systems LLC, Senior Secured Notes	9.250%	1/15/18	760,000		755,250

Internet Software & Services - 0.4%
Ancestry.com Holdings LLC, Senior Notes	9.625%	10/15/18	380,000		382,375	(a)(b)
Ancestry.com Inc., Senior Notes	11.000%	12/15/20	590,000		643,100

Total Internet Software & Services					1,025,475

IT Services - 1.5%
Compiler Finance Subordinated Inc., Senior Notes	7.000%	5/1/21	1,030,000		520,150	(a)
First Data Corp., Secured Notes	8.250%	1/15/21	510,000		533,588	(a)
First Data Corp., Secured Notes	5.750%	1/15/24	280,000		280,700	(a)
First Data Corp., Senior Notes	7.000%	12/1/23	560,000		566,300	(a)
First Data Corp., Senior Secured Notes	5.000%	1/15/24	1,780,000		1,784,450	(a)

Total IT Services					3,685,188

TOTAL INFORMATION TECHNOLOGY					6,653,038

See Notes to Schedule of Investments.

WESTERN ASSET MANAGED HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)	November 30, 2015

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
MATERIALS - 7.0%
Chemicals - 1.1%
Eco Services Operations LLC/Eco Finance Corp., Senior Notes	8.500%	11/1/22	260,000		$221,000	(a)
Hexion Inc., Senior Secured Notes	8.875%	2/1/18	640,000		424,000
HIG BBC Intermediate Holdings LLC/HIG BBC Holdings Corp., Senior Notes	10.500%	9/15/18	420,000		400,050	(a)(b)
Kerling PLC, Senior Secured Notes	10.625%	2/1/17	582,000	EUR	624,640	(a)
Rain CII Carbon LLC/CII Carbon Corp., Senior Secured Notes	8.000%	12/1/18	1,040,000		852,800	(a)
Rain CII Carbon LLC/CII Carbon Corp., Senior Secured Notes	8.250%	1/15/21	200,000		155,000	(a)

Total Chemicals					2,677,490

Construction Materials - 0.3%
Hardwoods Acquisition Inc., Senior Secured Notes	7.500%	8/1/21	700,000		616,000	(a)
NWH Escrow Corp., Senior Secured Notes	7.500%	8/1/21	260,000		222,300	(a)

Total Construction Materials					838,300

Containers & Packaging - 2.7%
Ardagh Finance Holdings SA, Senior Notes	8.625%	6/15/19	740,423		775,593	(a)(b)
Ardagh Packaging Finance PLC, Senior Notes	9.125%	10/15/20	1,060,000		1,115,650	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	9.125%	10/15/20	680,000		714,850	(a)
BWAY Holding Co., Senior Notes	9.125%	8/15/21	1,170,000		1,108,575	(a)
Coveris Holdings SA, Senior Notes	7.875%	11/1/19	700,000		651,000	(a)
Pactiv LLC, Senior Bonds	8.375%	4/15/27	1,790,000		1,727,350
PaperWorks Industries Inc., Senior Secured Notes	9.500%	8/15/19	560,000		551,600	(a)

Total Containers & Packaging					6,644,618

Metals & Mining - 2.5%
ArcelorMittal, Senior Notes	8.000%	10/15/39	1,110,000		843,744
Barminco Finance Pty Ltd., Senior Notes	9.000%	6/1/18	870,000		711,225	(a)
Coeur Mining Inc., Senior Notes	7.875%	2/1/21	700,000		403,375
FMG Resources (August 2006) Pty Ltd., Senior Secured Notes	9.750%	3/1/22	1,420,000		1,373,850	(a)
Joseph T. Ryerson & Son Inc., Senior Secured Notes	9.000%	10/15/17	330,000		278,810
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	860,000		38,700	*(a)(c)(g)
Mirabela Nickel Ltd., Subordinated Notes	1.000%	9/10/44	9,205		0	(a)(c)(d)(k)
Prince Mineral Holding Corp., Senior Secured Notes	11.500%	12/15/19	130,000		100,750	(a)
Schaeffler Holding Finance BV, Senior Secured Bonds	6.875%	8/15/18	480,000		497,400	(a)(b)
Schaeffler Holding Finance BV, Senior Secured Notes	6.875%	8/15/18	570,000	EUR	626,654	(a)(b)
Schaeffler Holding Finance BV, Senior Secured Notes	6.750%	11/15/22	940,000		1,022,250	(a)(b)
Thompson Creek Metals Co. Inc., Senior Notes	12.500%	5/1/19	570,000		152,475

Total Metals & Mining					6,049,233

Paper & Forest Products - 0.4%
Appvion Inc., Secured Notes	9.000%	6/1/20	1,640,000		582,200	(a)
Resolute Forest Products Inc., Senior Notes	5.875%	5/15/23	580,000		427,750

Total Paper & Forest Products					1,009,950

TOTAL MATERIALS					17,219,591

See Notes to Schedule of Investments.

WESTERN ASSET MANAGED HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)	November 30, 2015

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
TELECOMMUNICATION SERVICES - 11.8%
Diversified Telecommunication Services - 6.1%
CCOH Safari LLC, Senior Notes	5.750%	2/15/26	1,360,000		$1,370,200	(a)
CenturyLink Inc., Senior Notes	5.800%	3/15/22	500,000		465,625
CenturyLink Inc., Senior Notes	7.600%	9/15/39	880,000		712,800
CenturyLink Inc., Senior Notes	7.650%	3/15/42	1,020,000		826,200
Cincinnati Bell Telephone Co., LLC, Senior Debentures	6.300%	12/1/28	115,000		105,225
Frontier Communications Corp., Senior Notes	10.500%	9/15/22	600,000		596,250	(a)
Frontier Communications Corp., Senior Notes	11.000%	9/15/25	910,000		894,075	(a)
Intelsat Jackson Holdings SA, Senior Notes	7.250%	10/15/20	2,990,000		2,511,600
Intelsat Jackson Holdings SA, Senior Notes	7.500%	4/1/21	450,000		375,750
Intelsat Luxembourg SA, Senior Bonds	7.750%	6/1/21	750,000		296,250
Level 3 Financing Inc., Senior Notes	7.000%	6/1/20	70,000		74,113
Level 3 Financing Inc., Senior Notes	8.625%	7/15/20	1,280,000		1,348,800
Level 3 Financing Inc., Senior Notes	6.125%	1/15/21	350,000		367,678
Oi Brasil Holdings Cooperatief U.A., Senior Notes	5.750%	2/10/22	1,160,000		640,900	(a)
Verizon Communications Inc., Senior Notes	5.150%	9/15/23	990,000		1,108,455
Windstream Services LLC, Senior Notes	7.750%	10/1/21	3,740,000		3,001,350
Windstream Services LLC, Senior Notes	6.375%	8/1/23	440,000		328,350

Total Diversified Telecommunication Services					15,023,621

Wireless Telecommunication Services - 5.7%
Altice Financing SA, Senior Secured Notes	5.250%	2/15/23	100,000	EUR	108,238	(a)
Altice Financing SA, Senior Secured Notes	6.625%	2/15/23	1,600,000		1,590,992	(a)
Neptune Finco Corp., Senior Notes	10.125%	1/15/23	355,000		371,862	(a)
Neptune Finco Corp., Senior Notes	6.625%	10/15/25	720,000		747,900	(a)
Neptune Finco Corp., Senior Notes	10.875%	10/15/25	900,000		954,000	(a)
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	400,000		289,000
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	4,415,000		3,460,256
Sprint Communications Inc., Senior Notes	6.000%	12/1/16	60,000		59,963
Sprint Communications Inc., Senior Notes	9.000%	11/15/18	1,480,000		1,602,100	(a)
Sprint Corp., Senior Notes	7.875%	9/15/23	1,150,000		928,625
T-Mobile USA Inc., Senior Notes	6.542%	4/28/20	300,000		310,500
T-Mobile USA Inc., Senior Notes	6.000%	3/1/23	1,100,000		1,108,250
T-Mobile USA Inc., Senior Notes	6.500%	1/15/26	320,000		320,400
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC, Senior Notes	7.748%	2/2/21	1,160,000		1,209,582	(a)
VimpelCom Holdings BV, Senior Notes	7.504%	3/1/22	530,000		546,176	(i)
VimpelCom Holdings BV, Senior Notes	7.504%	3/1/22	350,000		360,682	(a)

Total Wireless Telecommunication Services					13,968,526

TOTAL TELECOMMUNICATION SERVICES					28,992,147

UTILITIES - 2.5%
Electric Utilities - 1.2%
Midwest Generation LLC, Pass-Through Certificates, Secured Bonds	8.560%	1/2/16	61,689		61,458
NRG REMA LLC, Pass-Through Certificates, Senior Secured Bonds	9.237%	7/2/17	148,687		155,843
NRG REMA LLC, Pass-Through Certificates, Senior Secured Bonds	9.681%	7/2/26	1,210,000		1,235,712
Red Oak Power LLC, Secured Notes	9.200%	11/30/29	1,290,000		1,396,425

Total Electric Utilities					2,849,438

Independent Power and Renewable Electricity Producers - 1.3%
Calpine Corp., Senior Secured Notes	7.875%	1/15/23	472,000		503,270	(a)
Mirant Mid Atlantic LLC, Pass-Through Certificates, Secured Bonds	10.060%	12/30/28	2,572,137		2,652,517
Mirant Mid Atlantic LLC, Pass-Through Certificates, Senior Secured Notes	9.125%	6/30/17	37,613		38,412

Total Independent Power and Renewable Electricity Producers					3,194,199

TOTAL UTILITIES					6,043,637

TOTAL CORPORATE BONDS & NOTES (Cost - $226,382,095)					211,220,027

See Notes to Schedule of Investments.

WESTERN ASSET MANAGED HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)	November 30, 2015

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - 0.4%
Commercial Mortgage Trust, 2015-LC21 E	3.250%	7/10/48	600,000	381,831	(a)
JPMBB Commercial Mortgage Securities Trust, 2015-C31 E	4.273%	8/15/48	500,000	351,478	(a)(f)
Wells Fargo Commercial Mortgage Trust, 2015-C28 E	3.000%	5/15/48	500,000	311,018	(a)

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $1,045,883)				1,044,327

CONVERTIBLE BONDS & NOTES - 0.3%
MATERIALS - 0.3%
Chemicals - 0.1%
Hercules Inc., Junior Subordinated Bonds	6.500%	6/30/29	230,000	206,856

Metals & Mining - 0.2%
Mirabela Nickel Ltd., Senior Secured Bonds	9.500%	6/24/19	641,895	353,043	(a)(b)(c)(d)

TOTAL CONVERTIBLE BONDS & NOTES (Cost - $853,918)				559,899

SENIOR LOANS - 2.6%
CONSUMER DISCRETIONARY - 0.7%
Hotels, Restaurants & Leisure - 0.3%
Equinox Holdings Inc., Second Lien Term Loan	9.750%	7/31/20	710,000	720,058	(j)(l)

Specialty Retail - 0.3%
Spencer Gifts LLC, Second Lien Term Loan	9.250%	11/12/21	610,000	614,575	(j)(l)

Textiles, Apparel & Luxury Goods - 0.1%
TOMS Shoes LLC, Term Loan B	6.500%	10/28/20	447,750	327,604	(j)(l)

TOTAL CONSUMER DISCRETIONARY				1,662,237

CONSUMER STAPLES - 0.1%
Food Products - 0.1%
AdvancePierre Foods Inc., Second Lien Term Loan	9.500%	10/10/17	300,000	297,750	(j)(l)

ENERGY - 0.6%
Energy Equipment & Services - 0.4%
Hercules Offshore LLC, Exit Term Loan	10.500%	5/6/20	1,120,000	952,000	(j)(l)

Oil, Gas & Consumable Fuels - 0.2%
Magnum Hunter Resources Inc., Incremental Second Lien Term Loan	4.200%	12/31/15	200,000	200,000	(j)(l)(m)
Westmoreland Coal Co., Term Loan B	7.500%	12/16/20	455,332	306,211	(j)(l)

Total Oil, Gas & Consumable Fuels				506,211

TOTAL ENERGY				1,458,211

HEALTH CARE - 0.5%
Health Care Equipment & Supplies - 0.2%
Lantheus Medical Imaging Inc., Term Loan	7.000%	6/30/22	558,600	516,705	(j)(l)

Health Care Providers & Services - 0.3%
Radnet Management Inc., Second Lien Term Loan	8.000%	3/25/21	730,000	708,100	(j)(l)

TOTAL HEALTH CARE				1,224,805

INDUSTRIALS - 0.2%
Commercial Services & Supplies - 0.2%
Kronos Inc., Second Lien Term Loan	9.750%	4/30/20	539,577	546,996	(j)(l)

See Notes to Schedule of Investments.

WESTERN ASSET MANAGED HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)	November 30, 2015

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
UTILITIES - 0.5%
Electric Utilities - 0.2%
Panda Temple Power LLC, 2015 Term Loan B	7.250%	3/4/22	656,700	$599,239	(j)(l)

Independent Power and Renewable Electricity Producers - 0.3%
Energy Future Intermediate Holding Co., LLC, DIP Term Loan	4.250%	6/19/16	630,000	628,917	(j)(l)

TOTAL UTILITIES				1,228,156

TOTAL SENIOR LOANS (Cost - $6,834,149)				6,418,155

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 4.0%
U.S. Government Obligations - 4.0%
U.S. Treasury Notes (Cost - $9,996,976)	1.375%	9/30/20	10,000,000	9,869,140

			SHARES
COMMON STOCKS - 2.2%
CONSUMER DISCRETIONARY - 0.0%
Hotels, Restaurants & Leisure - 0.0%
Bossier Casino Venture Holdco Inc.			46,919	0	*(c)(d)(k)

ENERGY - 0.5%
Energy Equipment & Services - 0.5%
Hercules Offshore Inc.			30,894	114,924	*
KCAD Holdings I Ltd.			151,493,610	1,093,632	*(c)(d)

TOTAL ENERGY				1,208,556

FINANCIALS - 1.0%
Banks - 1.0%
Citigroup Inc.			29,040	1,570,774
JPMorgan Chase & Co.			13,508	900,713

TOTAL FINANCIALS				2,471,487

HEALTH CARE - 0.3%
Health Care Providers & Services - 0.3%
Physiotherapy Associates Holdings Inc.			8,800	730,400	*(c)(d)

INDUSTRIALS - 0.4%
Marine - 0.1%
DeepOcean Group Holding AS			58,920	267,202	*(c)(d)

Trading Companies & Distributors - 0.3%
H&E Equipment Services Inc.			32,476	649,845

TOTAL INDUSTRIALS				917,047

MATERIALS - 0.0%
Metals & Mining - 0.0%
Mirabela Nickel Ltd.			1,863,035	111,830	*(c)(d)

TOTAL COMMON STOCKS (Cost - $7,221,136)				5,439,320

CONVERTIBLE PREFERRED STOCKS - 0.1%
ENERGY - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Rex Energy Corp. (Cost - $649,300)	6.000%		9,100	100,100

PREFERRED STOCKS - 1.7%
FINANCIALS - 1.7%
Consumer Finance - 1.2%
GMAC Capital Trust I	8.125%		118,121	3,012,085	(f)

See Notes to Schedule of Investments.

WESTERN ASSET MANAGED HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)	November 30, 2015

SECURITY	RATE		SHARES	VALUE
Diversified Financial Services - 0.5%
Citigroup Capital XIII	6.692%		46,675	$1,212,617	(f)

TOTAL PREFERRED STOCKS (Cost - $4,131,949)				4,224,702

		EXPIRATION DATE	WARRANTS
WARRANTS - 0.1%
Jack Cooper Holdings Corp.		12/15/17	1,198	167,720	*(a)(c)
Jack Cooper Holdings Corp.		5/6/18	558	78,120	*(a)(c)

TOTAL WARRANTS (Cost - $30,507)				245,840

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $257,145,913)				239,121,510

			SHARES
SHORT-TERM INVESTMENTS - 0.5%
State Street Institutional Treasury Plus Money Market Fund, Premier Class (Cost - $1,239,831)	0.000%		1,239,831	1,239,831

TOTAL INVESTMENTS - 98.1% (Cost - $258,385,744#)				240,361,341
Other Assets in Excess of Liabilities - 1.9%				4,650,490

TOTAL NET ASSETS - 100.0%				$245,011,831

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(c)	Illiquid security.

(d)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(e)	The maturity principal is currently in default as of November 30, 2015.

(f)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(g)	The coupon payment on these securities is currently in default as of November 30, 2015.

(h)	Security has no maturity date. The date shown represents the next call date.

(i)	Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(j)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(k)	Value is less than $1.

(l)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(m)	All or a portion of this loan is unfunded as of November 30, 2015. The interest rate for fully unfunded term loans is to be determined.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

AUD	— Australian Dollar
DIP	— Debtor-in-Possession
EUR	— Euro
OJSC	— Open Joint Stock Company

This Schedule of Investments is unaudited and is intended to provide information about the Fund’s portfolio holdings as of the date of the schedule. Other information regarding the Fund is available in the Fund’s most recent annual or semi-annual shareholder report.

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset Managed High Income Fund Inc. (the “Fund”) was incorporated in Maryland on December 24, 1992 and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is high current income. Capital appreciation is a secondary objective. The Fund invests primarily in high-yield corporate bonds, debentures and notes.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in open end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

Notes to Schedule of Investments (unaudited) (continued)

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTAL
Long-term investments†:
Corporate bonds & notes:
Consumer discretionary	—	$34,541,894	$622,851		$35,164,745
Industrials	—	28,222,695	456,361		28,679,056
Materials	—	17,219,591	0	*	17,219,591
Other corporate bonds & notes	—	130,156,635	—		130,156,635
Collateralized mortgage obligations	—	1,044,327	—		1,044,327
Convertible bonds & notes	—	206,856	353,043		559,899
Senior Loans:
Consumer discretionary	—	1,047,662	614,575		1,662,237
Consumer staples	—	—	297,750		297,750
Health care	—	708,100	516,705		1,224,805
Utilities	—	628,917	599,239		1,228,156
Other senior loans	—	2,005,207	—		2,005,207
U.S. government & agency obligations	—	9,869,140	—		9,869,140
Common stocks:
Consumer discretionary	—	—	0	*	0	*
Energy	$114,924	—	1,093,632		1,208,556
Financials	2,471,487	—	—		2,471,487
Health care	—	—	730,400		730,400
Industrials	649,845	—	267,202		917,047
Materials	—	—	111,830		111,830
Convertible preferred stocks	100,100	—	—		100,100
Preferred stocks	4,224,702	—	—		4,224,702
Warrants	—	245,840	—		245,840

Total long-term investments	$7,561,058	$225,896,864	$5,663,588		$239,121,510

Short-term investments†	1,239,831	—	—		1,239,831

Total investments	$8,800,889	$225,896,864	$5,663,588		$240,361,341

Other financial instruments:
Futures contracts	$39,516	—	—		$39,516
Forward foreign currency contracts	—	$78,192	—		78,192

Total other financial instruments	$39,516	$78,192	—		$117,708

Total	$8,840,405	$225,975,056	$5,663,588		$240,479,049

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTAL
Other financial instruments:
Futures contracts	$46,920	—	—		$46,920
Forward foreign currency contracts	—	$2,071	—		2,071

Total	$46,920	$2,071	—		$48,991

†	See Schedule of Investments for additional detailed categorizations.

*	Amount represents less than $1.

Notes to Schedule of Investments (unaudited) (continued)

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period. At November 30, 2015, securities valued at $100,100 were transferred from Level 2 to Level 1 within the fair value hierarchy because of the availability of a quoted price in an active market for an identical investment.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	CORPORATE BONDS & NOTES
INVESTMENTS IN SECURITIES	CONSUMER DISCRETIONARY	INDUSTRIALS	MATERIALS		CONVERTIBLE BONDS & NOTES
Balance as of February 28, 2015	$958,848	—	$0	*	—
Accrued premiums/discounts	12,220	$1,610	—		—
Realized gain (loss)	87	—	—		—
Change in unrealized appreciation (depreciation)[1]	36,401	16,780	(91)		—
Purchases	89,947	437,971	91		—
Sales	(474,652)	—	—		—
Transfers into Level 3[2]	—		—		$353,043
Transfers out of Level 3	—	—	—		—

Balance as of November 30, 2015	$622,851	$456,361	$0	*	$353,043

Net change in unrealized appreciation (depreciation) for investments in securities still held at November 30, 2015[1]	$40,262	$16,780	$(91)		—

	SENIOR LOANS
INVESTMENTS IN SECURITIES	CONSUMER DISCRETIONARY	CONSUMER STAPLES	HEALTHCARE	UTILITIES
Balance as of February 28, 2015	—	—	—	—
Accrued premiums/discounts	$155	—	$313	$996
Realized gain (loss)	—	—	17	63
Change in unrealized appreciation (depreciation)[1]	7,470	—	(35,225)	(45,320)
Purchases	606,950	—	553,000	646,800
Sales	—	—	(1,400)	(3,300)
Transfers into Level 3[2]	$—	$297,750
Transfers out of Level 3		—	—	—

Balance as of November 30, 2015	$614,575	$297,750	$516,705	$599,239

Net change in unrealized appreciation (depreciation) for investments in securities still held at November 30, 2015[1]	$7,470	—	$(35,225)	$(45,320)

	COMMON STOCKS
INVESTMENTS IN SECURITIES	CONSUMER DISCRETIONARY		ENERGY	HEALTHCARE	INDUSTRIALS	MATERIALS	TOTAL
Balance as of February 28, 2015	$0	*	$928,656	$730,400	$768,435	—	$3,386,339
Accrued premiums/discounts	—		—	—	—	—	15,294
Realized gain (loss)	—		—	—	—	—	167
Change in unrealized appreciation (depreciation)[1]	—		164,976	—	(501,233)	—	(356,242)
Purchases	—		—	—	—	—	2,334,759
Sales	—		—	—	—	—	(479,352)
Transfers into Level 3[2]	—		—	—	—	$111,830	762,623
Transfers out of Level 3	—		—	—	—	—	—

Balance as of November 30, 2015	$0	*	$1,093,632	$730,400	$267,202	$111,830	$5,663,588

Net change in unrealized appreciation (depreciation) for investments in securities still held at November 30, 2015[1]	—		$164,976	—	$(501,233)	$—	$(352,381)

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

*	Amount represents less than $1.

[1]

Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

[2]	Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.

2. Investments

At November 30, 2015, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$7,755,980
Gross unrealized depreciation	(25,780,383)

Net unrealized depreciation	$(18,024,403)

Notes to Schedule of Investments (unaudited) (continued)

At November 30, 2015, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
U.S. Treasury Ultra Long-Term Bonds	48	3/16	$7,565,484	$7,605,000	$39,516

Contracts to Sell:
U.S. Treasury 10-Year Notes	158	3/16	19,930,205	19,977,125	(46,920)

Net unrealized depreciation on open futures contracts					$(7,404)

At November 30, 2015 , the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	300,000	USD	319,764	Citibank N.A.	2/16/16	$(2,071)
USD	2,780,587	EUR	2,551,887	Citibank N.A.	2/16/16	78,192

Total						$76,121

Abbreviations used in this table:

EUR	— Euro
USD	— United States Dollar

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Managed High Income Fund Inc.

By	/s/ JANE TRUST
Jane Trust
Chief Executive Officer

Date:	January 21, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ JANE TRUST
Jane Trust
Chief Executive Officer

Date:	January 21, 2016

By	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	January 21, 2016